AMENDMENT NO. 22

TO AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

This Amendment No. 22 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the “Trust”) amends the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to add Invesco Multi-Asset Inflation Fund;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 4, 2013.

By:	/s/ John M. Zerr
Name:	John M. Zerr
Title:	Senior Vice President

EXHIBIT 1

“SCHEDULE A

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Balanced-Risk Retirement Now Fund	Class A Shares
Class AX Shares
Class B Shares
Class C Shares
Class CX Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class RX Shares
Class Y Shares

Invesco Balanced-Risk Retirement 2020 Fund	Class A Shares
Class AX Shares
Class B Shares
Class C Shares
Class CX Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class RX Shares
Class Y Shares

Invesco Balanced-Risk Retirement 2030 Fund	Class A Shares
Class AX Shares
Class B Shares
Class C Shares
Class CX Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class RX Shares
Class Y Shares

Invesco Balanced-Risk Retirement 2040 Fund	Class A Shares
Class AX Shares
Class B Shares
Class C Shares
Class CX Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class RX Shares
Class Y Shares

Invesco Balanced-Risk Retirement 2050 Fund	Class A Shares
Class AX Shares
Class B Shares
Class C Shares
Class CX Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class RX Shares
Class Y Shares

Invesco Convertible Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Global Low Volatility Equity Yield Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class Y Shares

Invesco Growth Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class S Shares
Class Y Shares

Invesco Income Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class Y Shares

Invesco International Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class Y Shares

Invesco Liquid Alternative Strategies Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Mid Cap Core Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Moderate Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class S Shares
Class Y Shares

Invesco Multi-Asset Inflation Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Conservative Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class S Shares
Class Y Shares

Invesco Small Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class S Shares
Class Y Shares
Investor Class Shares

Invesco U.S. Mortgage Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class Y Shares”